United States Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2003

FIRST INDIANA CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	35-1692825

(State or other jurisdiction of	(IRS Employer Identification Number)
incorporation or organization)

135 North Pennsylvania Street, Indianapolis, IN	46204

(Address of principal executive office)	(Zip Code)

(317) 269-1200

(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

         This information is being provided under Item 9 and under Item 12.

         On April 18, 2003, First Indiana Corporation (First Indiana) announced the declaration of a quarterly dividend.

         Pursuant to General Instruction F to Form 8-K, the press release issued April 18, 2003 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 20.

Item 7. Financial Statements and Exhibits

         (c) Exhibits

                   Exhibit No.      Exhibit
                   -----------       ---------

                        20                Press Release dated April 18, 2003

                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   First Indiana Corporation

Date: April 18, 2003                  By:     /s/ William J. Brunner
                                                                William J. Brunner
                                                                Chief Financial Officer